Exhibit (d)

[FACE OF CERTIFICATE]

COMMON STOCK

NUMBER

FC 2209

INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

[LOGO]

THE FIRST COMMONWEALTH FUND, INC.

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK CITY OR BOSTON, MA

SHARES

["SPECIMEN" STAMP]

[SEAL]

CUSIP 003013 10 9

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY that

["SPECIMEN" STAMP]

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 EACH, OF THE COMMON STOCK OF

The First Commonwealth Fund, Inc. transferable only on the books of the Corporation, by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and By-laws of the Corporation, each as from time to time amended, copies of which are on file with the Transfer Agent to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

CERTIFICATE OF STOCK

NAME CHANGED TO ABERDEEN GLOBAL INCOME FUND

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: ["SPECIMEN" STAMP]

COUNTERSIGNED AND REGISTERED:

THE BANK OF NEW YORK

TRANSFER AGENT AND REGISTRAR

BY:

/sig/

AUTHORIZED SIGNATURE

/sig/

Treasurer

/sig/

President

[REVERSE OF CERTIFICATE]

THE FIRST COMMONWEALTH FUND, INC.

The Corporation will furnish without charge to each stockholder who requests the powers, designations, preferences an relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the transfer agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _____(Cust)_____ Custodian _____(Minor)_____ under Uniform Gifts to Minors Act _____(State)_____

Additional abbreviations may also be used though not in the above list.

For value received, _____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________

______________________________________________________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL

ZIP CODE OF ASSIGNEE

______________________________________________________________________________

______________________________________________________________________________

________________________________________________________________________Shares of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _____________________

_____________________________________
Signature

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.